Trade receivables	12 Months Ended
Dec. 31, 2025
Trade receivables
Trade receivables

11Trade receivables

The trade receivables include the following:

	As of December 31,
in 000€	2025	2024	2023
Trade receivables	55,906	53,718	53,505
Allowance for doubtful accounts	(968)	(667)	(807)
Total	54,938	53,052	52,698

Trade receivables are non-interest bearing and are generally on payment terms of 30 to 90 days.

As of December 31, 2025, trade receivables of an initial value of K€968 (2024: K€667; 2023: K€807) were considered to be not probable of recovery, based on the expected credit loss analysis. Impairment is accounted for under the other operating expenses. See below for changes in the allowance for doubtful accounts receivable.

in 000€
At January 1, 2023	(400)
Addition	(706)
Usage	122
Reversal	177
At December 31, 2023	(807)
Addition	(527)
Usage	249
Reversal	418
At December 31, 2024	(667)
Addition	(619)
Usage	115
Reversal	203
At December 31, 2025	(968)